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                                                                     EXHIBIT 4.1

                         MSH ENTERTAINMENT CORPORATION

                             SUBSCRIPTION AGREEMENT

Persons interested in purchasing shares of the Common Stock of MSH ENTERTAINMENT CORPORATION (the "Shares") must complete and return this Subscription Agreement along with their check or money order to MSH ENTERTAINMENT CORPORATION, 768 Brannan Strret, San Francisco, CA 94103. If and when accepted by MSH ENTERTAINMENT CORPORATION, a Utah corporation (the "Company"), this Subscription Agreement shall constitute a subscription for shares of Common Stock of the Company.

An accepted copy of this Agreement will be returned to you, and a stock certificate will be issued to you shortly thereafter. Method of Payment:
Check, Money Order or Wire Transfer payable to "MSH Entertainment Corporation".

I hereby irrevocably tender this Subscription Agreement for the purchase of _______ Shares at $_____ per Share. With this subscription Agreement, I tender payment in the amount of $ _______ ($______ per Share) for the Shares subscribed.

In connection with this investment in the company, I represent and warrant as follows:

(a) Prior to tendering payment for the Shares, I received the Company's Prospectus dated _____________________ __, 1997.
(b)  I am a bona fide resident of the state of ________________________.

Please register the Shares which I am purchasing as follows:

1.   INDIVIDUAL(S) -- if more than one owner, please issue as follows:

     [_] Tenants-in-Common (all parties must sign -- each investor has an undivided interest)

     [_] Joint Tenants with Right of Survivorship (all parties must sign -- joint ownership)

     [_] Minor with adult custodian under the Uniform Gift to Minors Act in your state


____________________________________
INVESTOR NO. 1 (print name above)

____________________________________
Street (residence address)

____________________________________
City        State               Zip

____________________________________
Home Phone

____________________________________
Social Security Number

____________________________________
Date of Birth

____________________________________     ________________________
Signature                                Date

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____________________________________
INVESTOR NO. 2 (print name above)

____________________________________
Street (residence address)

____________________________________
City        State               Zip

____________________________________
Home Phone

____________________________________
Social Security Number

____________________________________
Date of Birth

____________________________________     __________________
Signature                                Date


2.    ENTITY

      [_]  Corporation (authorized agent of corporation must sign)

      [_]  Existing Partnership (at least one partner must sign)

__________________________________________
Name of Corporation or Partnership

__________________________________________
Street (business address)

__________________________________________
City           State                  Zip
__________________________________________
Authorized Agent (print name above)

__________________________________________
Title of Authorized Agent

__________________________________________
Federal Tax I.D. Number

__________________________________________
Business Phone

The undersigned acknowledges under the penalties of perjury that the foregoing information is true, accurate and complete.

__________________________________________      _________________
Signature of Authorized Agent                   Date

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3.    TRUST

      [_]  Trust (all trustees must sign)

________________________________________________
Trustee (print name above)

________________________________________________
Street Address

________________________________________________
City           State                      Zip

________________________________________________
Trust (print name above)

________________________________________________
Date of Trust Agreement

________________________________________________
Social Security or Federal Identification Number

________________________________________________
Phone

The undersigned acknowledges under the penalties of perjury that the foregoing information is true, accurate and complete.

_________________________________________     ________________
Signature                                     Date


_________________________________________     ________________
Signature                                     Date



ACCEPTED BY: MSH ENTERTAINMENT CORPORATION

By:  ___________________________________    Date:  ________________________

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